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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 21, 2002



                            SUPERIOR FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)




       Delaware                       0-25239                   51-0379417
(State of Incorporation)       (Commission File No.)     (IRS Employer I.D. No.)








      16101 LaGrande Drive, Suite 103
      Little Rock, Arkansas                          72223
      (Address of Principal Executive Office)      (Zip code)



        Registrant's telephone number, including area code: 501-324-7282

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Item 9. Regulation FD Disclosure

The Registrant hereby furnishes as Regulation F-D Disclosure its press release regarding a jury verdict awarding damages against the Registrant's wholly owned subsidiary and attached hereto as Exhibit 99.1.


  Exhibit No.  Document Description

     99.1      Press Release Regarding Litigation Damage Award



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SUPERIOR FINANCIAL CORP.
                                                ------------------------
                                                      (Registrant)





Date: May 21, 2002                              /s/ Rick D. Gardner
                                                ------------------------
                                                Rick D. Gardner
                                                Chief Financial Officer

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